UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 17, 2010

SMART BALANCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33595	20-2949397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 West Century Road - Suite 260 Paramus, New Jersey	07652
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (201) 568-9300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (e)           On May 12, 2010, stockholders of Smart Balance, Inc. (the “Company”) approved the Amended and Restated Smart Balance, Inc. Financial Performance Incentive Program (the “Program”) at the Company’s annual meeting of stockholders. The Program was previously approved by the Board of Directors, subject to stockholder approval.  A brief description of the Program is included in the Company’s most recent definitive proxy statement, filed with the Securities and Exchange Commission on April 7, 2010.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 12, 2010, the Company held an annual meeting of its stockholders in order to vote on the following matters:

Proposal 1: To elect Stephen B. Hughes and James E. Lewis to the Board of Directors to serve a three-year term and until their successors have been elected and qualified.  The votes on this proposal were cast as follows:

Nominee:	Votes For:	Votes Withheld:	Broker Non-Votes:
Stephen B. Hughes	45,331,107	1,339,382	10,733,151
James E. Lewis	46,369,540	300,949	10,733,151

Therefore, in accordance with the voting results listed above, Stephen B. Hughes and James E. Lewis were re-elected to the Board of Directors.

Proposal 2: To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent registered public accounting firm for 2010.  The votes on this proposal were cast as follows:

For:	56,823,329
Against:	203,020
Abstain:	377,288
Broker Non-Votes:	3

Therefore, in accordance with the voting results listed above, Proposal 2 was approved by the stockholders of the Company.

Proposal 3: To approve the proposed Amended and Restated Smart Balance, Inc. Financial Performance Incentive Program, which was revised primarily to (1) include provisions designed to make the bonus awards granted thereunder be deemed “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended  and (2) to provide a long-term incentive program for the Company’s Chief Executive Officer, Chief Operating Officer and Executive Vice-Presidents.  The votes on this proposal were cast as follows:

For:	54,700,770
Against:	1,880,743
Abstain:	822,122
Broker Non-Votes:	5

Therefore, in accordance with the voting results listed above, Proposal 3 was approved by the stockholders of the Company.

Item 8.01.	Other Events.

On May 12, 2010, the Company issued a press release announcing the results of its annual meeting of stockholders.  The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibits.

99.1	Press Release, dated May 12, 2010, issued by Smart Balance, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 17, 2010	SMART BALANCE, INC.
(registrant)

	By:	/s/ Alan S. Gever
Alan S. Gever
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 12, 2010, issued by Smart Balance, Inc.